===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           STERLING BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

     STERLING
    ----------
    BANCSHARES




1999
NOTICE OF
ANNUAL MEETING
AND
PROXY STATEMENT







MONDAY, APRIL 26, 1999
AT 2:00 P.M. LOCAL TIME
DOUBLETREE HOTEL POST OAK
2001 POST OAK BOULEVARD
HOUSTON, TEXAS  77056

                           STERLING BANCSHARES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 26, 1999

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders (the "Meeting") of Sterling Bancshares, Inc. (the "Company") will be held at the Doubletree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas at 2:00 p.m., local time, on Monday, April 26, 1999, for the following purposes:

        1. To elect seven Class I directors for three year terms ending at the 2002 Annual Meeting of Shareholders, or until their successors have been elected and qualified.

        2. To elect four Class II directors for one year terms ending at the 2000 Annual Meeting of Shareholders, or until their successors have been elected and qualified.

        3. To elect two Class III directors for two year terms ending at the 2001 Annual Meeting of Shareholders, or until their successors have been elected and qualified.

        4. To act on such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on March 1, 1999 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to examination by any shareholder during ordinary business hours at the executive offices of the Company, 15000 Northwest Freeway, Houston, Texas 77040. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     You are cordially invited and urged to attend the Meeting. If, however, you are unable to attend the Meeting, you are requested to sign and date the accompanying proxy card and return it promptly in the enclosed envelope. If you attend the Meeting, you may vote in person regardless of whether you have given your proxy. In any event, a proxy may be revoked at any time before it is exercised.



                                            /s/ Michael A. Roy

                                            Michael A. Roy
                                            Secretary

March 24, 1999

                            YOUR VOTE IS IMPORTANT.

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND TO ASSURE THE PRESENCE OF A QUORUM. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           STERLING BANCSHARES, INC.

                                PROXY STATEMENT
                                ---------------

           SOLICITATION OF PROXY, REVOCABILITY AND VOTING OF PROXIES

GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Sterling Bancshares, Inc., a Texas corporation (the "Company"), for use at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held on Monday, April 26, 1999, at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournment thereof. Holders of record of the Company's common stock, par value $1.00 per share ("Common Stock"), at the close of business on March 1, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 23,912,830 shares of Common Stock outstanding and entitled to vote.

     The Company's principal executive offices are located at 15000 Northwest Freeway, Houston, Texas 77040. This proxy statement and accompanying proxy are first being mailed to shareholders of record on or about March 26, 1999.

VOTING

     Holders of Common Stock are entitled to one vote per share. The presence at the Meeting, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to elect the Class I, Class II and Class III nominees to the Board of Directors. If a share of Common Stock is represented for any purpose at the Meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Shares with respect to which authority is withheld, abstentions, and Broker Shares that are not voted are treated as shares as to which voting authority has been withheld by the holder of those shares and, therefore, as shares not voting on the proposal.

REVOCABILITY OF PROXIES

     The accompanying proxy card, even though executed and returned, may be revoked at any time prior to being voted by notifying the Secretary in writing or by appearing in person and voting at the Meeting.

SOLICITATION

     The Company will bear the full cost of preparing, assembling, printing, and mailing this Proxy Statement, the accompanying proxy card, and any additional materials that may be furnished to shareholders and will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in forwarding solicitation materials regarding the Meeting to beneficial owners. The solicitation of proxies will be made by mail. Further solicitation of proxies may be made by telephone or other form of direct communication by officers, directors, and regular employees of the Company or its subsidiaries, who will not be additionally compensated therefor, or by a proxy solicitation service that may be engaged at the expense of the Company.

                                 ANNUAL REPORT

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, is being furnished with this Proxy Statement to shareholders of record on the Record Date. The Annual Report to Shareholders does not constitute a part of this Proxy Statement or the proxy solicitation material.


                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     The Board of Directors currently consists of 13 directors.   In accordance
with the Company's Restated By-Laws, the members of the Board of Directors are divided into three classes: Class I, Class II, and Class III, respectively. The Company's Restated By-Laws provide further that the classes shall be as nearly
equal in number as possible.   The term of office of the Class I directors
expires at the Meeting. The Class II and Class III directors are serving terms that expire at the annual meetings of shareholders in 2000 and 2001, respectively.

     Sterling Bank, the Company's principal banking subsidiary, has a board of directors that is comprised of two inside directors and eight outside directors. The two inside directors (George Martinez and J. Downey Bridgwater) and one of the outside directors (Steven Retzloff) also serve on the Company's Board. The ownership and supervision of Sterling Bank represents the Company's principal business activity. Accordingly, a substantial amount of time and attention of the board of directors of both the Company and Sterling Bank is devoted to reviewing the financial performance, business activities, strategic developments, and corporate affairs of Sterling Bank. While this duplication of effort has effectively represented the interests of the Company's shareholders, the boards of directors of both the Company and Sterling Bank believe that the interests of the shareholders of the Company will be better served if the two boards are consolidated. Under this proposal, the Executive Committee of the Company's Board of Directors will also serve as the board of directors of Sterling Bank. The consolidation of the two boards of directors will enable the Company's directors to (i) develop a better, more comprehensive knowledge of the Company's business activities and financial performance, (ii) dedicate more attention to the development and supervision of the Company's business and strategic plans, and (iii) bring a broader range of experience, knowledge and skills to representing the interests of the Company's shareholders.

     To effectuate the consolidation of the two boards of directors and maintain reasonable equalization of the three classes of directors, the Board recommends that the director classes be reconstituted by (i) reelecting four Class I directors whose terms expire at the Meeting, (ii) electing the seven outside directors who presently serve solely on the board of directors of Sterling Bank, and (iii) electing two new directors who have previously served on the boards of directors of banking companies that have been acquired by the Company. None of the Class II or Class III directors who are presently serving terms that will expire at the 2000 and 2001 annual meetings of shareholders, respectively, will be reassigned to other director classes. If the nominees for election as directors are elected at the Meeting, the composition of the three classes of directors will be seven Class I directors, eight Class II directors and seven Class III directors, or a total of 22 directors.

     CLASS I NOMINEES. The Board has nominated seven individuals for election as Class I directors at the Meeting: L. S. "Pat" Brown, Charles I. Castro, Walter
P. Gibbs, Jr., Paul Michael Mann, M.D., Christian A. Rasch, Thomas A. Reiser, and Howard T. Tellepsen, Jr. Two of the Class I nominees, Messrs. Gibbs and Rasch, have served as Class I directors since the 1996 annual meeting of shareholders. Four of the Class I nominees, Messrs. Brown, Reiser and Tellepsen and Dr. Mann, presently serve on the board of directors of Sterling Bank. Mr. Castro was chairman of the board of Hometown Bancshares, Inc. prior to its acquisition by the Company in November 1998. The seven Class I nominees, if elected at the Meeting, will serve until the Company's 2002 annual meeting of shareholders, unless they shall sooner resign or be removed in accordance with the Company's Restated By-laws.

     CLASS II NOMINEES. The Board has nominated four individuals for election as Class II directors at the Meeting: F. Richard Drake, G. B. "Bert" Harrop, David L. Hatcher, and Russell Orr. Mr. Orr has served as a Class I director since the 1996 annual meeting of shareholders. Messrs. Drake and Harrop presently serve on the board of directors of Sterling Bank. Mr. Hatcher previously served on the board of directors of First Houston Bancshares, Inc., which was acquired by the Company in September 1997. The four Class II nominees, if elected at the Meeting, will serve along with the existing four Class II directors until the Company's 2000 annual meeting of shareholders, unless they shall sooner resign or be removed in accordance with the Company's Restated By-laws.

     CLASS III NOMINEES. The Board has nominated two individuals for election as Class III directors at the Meeting: Willis Hargrave and Glenn H. Johnson.
Mr. Johnson has served as a Class I director since the 1996 annual meeting of shareholders. Mr. Hargrave presently serves on the board of directors of Sterling Bank. The two Class III nominees, if elected at the Meeting, will serve along with the existing five Class III directors until the Company's 2001 annual meeting of shareholders, unless they shall sooner resign or be removed in accordance with the Company's Restated By-laws.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS CLASS I, CLASS II AND CLASS III DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY CARD, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS CLASS I, CLASS II AND CLASS III DIRECTORS.

     Shareholders may not cumulate their votes in the election of directors. The Class I, Class II and Class III nominees receiving the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting will be elected to the Board. Shareholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors. If any nominee becomes unavailable for any reason, then the shares represented by the proxy will be voted "FOR" the remainder of the listed nominees and for such other nominees as may be designated by the Board as replacements for those who become unavailable. Discretionary authority to do so is included in the proxy. The following table sets forth certain information concerning the persons who have been nominated for election as Class I, Class II and Class III directors and the other current directors of the Company.







                                 POSITION(S) WITH
                                THE COMPANY AND/OR                                DIRECTOR
NAME                               STERLING BANK                         AGE         SINCE         DIRECTOR CLASS
----                             ------------------                      ---       --------        --------------
J. Downey Bridgwater             President and director                  41           1998         Class III
(1)(2)(3)(4)(5)
L. S. "Pat" Brown                Director                                66         1994 (8)       Class I Nominee
John H. Buck (1)(6)              Director                                56           1996         Class III
Charles I. Castro                Director nominee                        66             -          Class I Nominee
James M. Clepper (5)             Director                                53           1997         Class II
F. Richard Drake                 Director                                60         1994 (8)       Class II Nominee
Walter P. Gibbs, Jr. (5)         Director                                66           1994         Class I Nominee
Bruce J. Harper (4)              Director                                64           1996         Class III
Willis Hargrave                  Director                                63           1994         Class III Nominee
G. B. "Bert" Harrop              Director                                60         1992 (8)       Class II Nominee
David L. Hatcher                 Director nominee                        56             -          Class II Nominee
Glenn H. Johnson (7)             Director                                58           1990         Class III Nominee


                                  POSITION(S) WITH
                                 THE COMPANY AND/OR                                DIRECTOR
NAME                                STERLING BANK                        AGE         SINCE         DIRECTOR CLASS
----                             ------------------                      ---       --------        --------------

James J. Kearney (2)             Director                                55           1995         Class II
Paul Michael Mann, M.D.          Director                                57         1998 (8)       Class I Nominee
George Martinez (1)(2)(3)        Chairman, Chief Financial Officer       57           1980         Class III
                                 and director
Russell I. Orr (7)               Director                                64           1993         Class II Nominee
Christian A. Rasch               Director                                36           1996         Class I Nominee
Thomas A. Reiser (4)             Director                                47         1994 (8)       Class I Nominee
Steven F. Retzloff (1)(6)        Director                                42           1988         Class III
Raimundo Riojas                  Director                                59           1994         Class II
Howard T. Tellepsen (1)(6)       Director                                54         1994 (8)       Class I Nominee
Cuba Wadlington, Jr. (2)         Director                                55           1997         Class II

-----------------------
(1)  Member of the Executive Committee
(2)  Member of the Asset/Liability Management
(3)  Member of the Director Compensation Committee
(4)  Member of the Service Quality Committee
(5)  Member of the Asset Quality Committee
(6)  Member of the Compensation Committee
(7)  Member of the Audit Committee
(8)  Represents service as a director of Sterling Bank.

        The following is a brief biographical summary of the directors and executive officers of the Company.

        J. Downey Bridgwater (Class III) was elected President of the Company and Sterling Bank on December 29, 1997. From January 1996 until his election as President, he was the Office CEO of Sterling Bank's Memorial Office. Prior to joining Sterling Bank on January 1, 1996, Mr. Bridgwater was a Senior Vice President of Corporate Banking with Charter National Bank - Houston from 1990 to 1995.

        L. S. "Pat" Brown (Class I Nominee) has been since January 1998 chairman of Brown & Gay Engineers, Inc., an engineering firm based in Houston, Texas. From March 1975 to January 1998, Mr. Brown served as president of such firm.

        John H. Buck (Class III) has been a partner in the Houston law firm of Buck, Keenan & Owens, L.L.P since 1990.

        Charles I. Castro (Class I Nominee) has been President and CEO of C. I. Castro Manufacturing, a children's clothing manufacturer, for more than the last five years. Mr. Castro also served as Chairman of the Board of Hometown Bancshares, Inc. and its subsidiary bank, Clear Lake National Bank, prior to the merger with the Company in November 1998.

     James M. Clepper (Class II) has been the President, Chief Executive Officer and sole shareholder of Southwest Solvents & Chemicals, an independent chemical distributor based in Houston, Texas, for more than the last five years.

     F. Richard Drake (Class II Nominee) has been the Chairman and CEO of United Structures of America, a manufacturer of steel buildings and structural components based in Houston, Texas, for more than the last five years.

     Walter P. Gibbs, Jr. (Class I Nominee) is retired. He was Chairman of Sterling Bank's Mangum Office from March 1994 to July 1995. From 1970 to March 1994, Mr. Gibbs was the President of Guardian Bancshares, Inc. and its subsidiary, Guardian Bank, prior to the merger of Guardian Bancshares, Inc. with the Company.

     Bruce J. Harper (Class III) independently advises business owners on developing strategies to improve operational effectiveness. From formation in 1962 until January 1998, Mr. Harper served as President and Chief Executive Officer of Harper & Pearson Company, a Houston accounting and consulting firm with emphasis on serving financial institutions and owner-managed businesses.

     Willis Hargrave (Class III Nominee) has been the owner of Harco Insurance Services, a general insurance agency based in Houston, Texas, for more than the last five years.

     G. B. "Bert" Harrop (Class II Nominee) has been CEO of Harrop Construction, a commercial general contractor based in Houston, Texas, for more than the last five years.

     David L. Hatcher (Class II Nominee) has been President and CEO of KMG Chemicals, Inc., a specialty chemical manufacturer, for more than the last five
years.   Prior to its acquisition by the Company in September 1997, Mr. Hatcher
served on the board of directors of First Houston Bancshares, Inc.   Mr. Hatcher
also serves as a director of KMG Chemicals, Inc., a public company that is subject to the reporting requirements of the Securities Act of 1934, as amended.

     Glenn H. Johnson (Class III Nominee) has been a partner in the Houston law firm of Johnson & Wurzer, P.C. since 1973.

     James J. Kearney (Class II) has been Senior Vice President and Director of the Private Client Group for the Houston, Texas office of SG Cowen & Co., a New York Stock Exchange investment banking and securities brokerage firm, for more than the last five years.

     Paul Michael Mann, M.D. (Class I Nominee) has been an eye surgeon with Mann/Berkley Eye Center, an eye surgery clinic based in Houston, Texas that specializes in corrective eye surgery, for more than the last five years.

     George Martinez (Class III) has been Chairman of the Company since 1994, Chairman of Sterling Bank since December 1989, and Chief Financial Officer of the Company and Sterling Bank since January 1997.

     Russell I. Orr (Class II Nominee) has been a certified public accountant practicing in Houston, Texas with his own firm, Orr & Co., for more than the last five years

     Christian A. Rasch (Class I Nominee) has been a Director of Sucsova Investments Corp., an investment company with interests primarily in agricultural, trading and financial enterprises, for more than the past five years.

     Thomas A. Reiser (Class I Nominee) has been the Chairman and CEO of Technical Risks, Inc., a specialized insurance agency based in Houston, Texas, for more than the last five years. Mr. Reiser also serves as a director of

Texoil, Inc., which is a public company that is subject to the reporting requirements of the Securities Act of 1934, as amended.

     Steven F. Retzloff (Class III) has been President of Retzloff Industries, Inc., a manufacturer of trailers based in Houston, Texas, for more than the past five years.

     Raimundo Riojas (Class II) has been the President of Duwest, Inc., a joint venture of Westrade, Inc. and E. I. Dupont de Nemours, engaged in the distribution of agricultural chemical products, for more than the past five years.

     Howard T. Tellepsen (Class I Nominee) has been Chairman and CEO of Tellepsen Corporation, a commercial construction firm based in Houston, Texas, for more than the last five years.

     Cuba Wadlington, Jr. (Class II) has been Senior Vice President, General Manager and Director of Transcontinental Gas Pipe Line Corporation since 1995. From 1988 to 1995, he served as Senior Vice President and General Manager of Williams Western Pipeline Company and Executive Vice President of Kern River Gas Transmission Company.

     ADVISORY DIRECTORS. Thomas B. McDade, who has handled personal investments since retiring from his position as Vice Chairman and a director of Texas
Commerce Bancshares, Inc., serves as an advisory director of the Company.   It
is anticipated that Mr. McDade will be reappointed as an advisory director at the annual organizational meeting of the Board of Directors that immediately follows the Meeting.


                 INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD

     COMPENSATION OF DIRECTORS. For the 1998-1999 Board year, which ends on April 26, 1999, non-employee directors and advisory directors of the Company received an annual retainer fee of $10,000 paid as 555 shares of Common Stock (with no additional per-meeting fees), pursuant to the Company's 1995 Non-Employee Director Stock Compensation Plan (the "Director Stock Plan"). In addition, members of committees of the Board received an annual committee fee of $15,000 that was paid in the form of 833 shares of Common Stock, with no additional per-meeting fees and with no additional fee for serving on more than one committee. The Company also reimburses the directors for travel expenses incurred in attending meetings.

     For the 1999-2000 Board year, the number of shares of Common Stock issuable to non-employee directors and advisory directors will be based on an annual retainer fee of $25,000 for service on the Board of Directors. As a result of the consolidation of the boards and the anticipated appointment of each director to at least one committee position, the annual retainer will not be bifurcated between board and committee service. The amount of the annual retainer fee to be used in calculating the number of shares issuable to directors as compensation for their 1999-2000 board service has been determined by the Director Compensation Committee based upon a number of factors, including available information for comparable public companies and banking organizations, the amounts that have been paid in prior years to directors of the Company, the duties and responsibilities of the directors, and the Company's financial and stock performance. The actual number of shares to be issued to the directors for their board service will be determined based upon the closing price of the Common Stock on April 26, 1999, the date when the 1999-2000 Board year commences. Directors of the Company who are also employees of the Company do not receive fees for serving on or attending meetings of the Board of Directors.

     BOARD OF DIRECTORS. During 1998, the Board of Directors met five times. All directors attended 75 percent or more of the meetings of the Board of Directors and of the committees of the Board on which they served during 1998.

     EXECUTIVE COMMITTEE. The directors who serve on the Executive Committee are John H. Buck, J. Downey Bridgwater, George Martinez, and Steven F. Retzloff.
In addition, Thomas McDade, an advisory director of the Company, and Howard Tellepsen, a member of the board of directors of Sterling Bank and a Class I nominee, serve on the Executive Committee. The primary function of the Executive Committee is to review the Company's performance and condition between board meetings, recommend and/or approve mergers and acquisitions, policies and nominations to the Board, and evaluate management. The Executive Committee met eight times during 1998. Commencing April 26, 1999, it is anticipated that those directors serving on the Executive Committee will also serve as the board of directors of Sterling Bank for purposes of managing the affairs of Sterling Bank and discharging all duties and responsibilities that are imposed on the board of directors of a Texas state banking association and a non-member, federally insured depository institution.

     AUDIT COMMITTEE. The directors who serve on the Audit Committee are Glenn
H. Johnson and Russell I. Orr. John B. Carter, Jr., a former director, also served on the Audit Committee throughout 1998. The primary function of the Audit Committee is to direct and monitor the internal audit function and to make recommendations regarding the selection of the Company's auditing firm. The Audit Committee met eight times during 1998.

     COMPENSATION COMMITTEE. The directors who serve on the Compensation Committee are John H. Buck and Steven F. Retzloff. In addition, Thomas McDade and Howard Tellepsen also serve on the Compensation Committee. The primary function of the Compensation Committee is to develop, review, and make recommendations to the full Board with respect to the Company's executive compensation policies and to make awards under the 1994 Stock Incentive Plan. The Compensation Committee met five times during 1998.

     ASSET/LIABILITY MANAGEMENT COMMITTEE. The directors who serve on the Asset/Liability Management Committee are J. Downey Bridgwater, James J. Kearney, George Martinez and Cuba Wadlington, Jr. In addition, JoAnn Mikula and Joe Klingen, officers of the Company and/or Sterling Bank, are members of the Asset/Liability Management Committee. The primary function of the Asset/Liability Management Committee is to plan and control the process for matching the mix and maturities of assets and liabilities to manage liquidity and interest rate risk. The Asset/Liability Management Committee met seven times during 1998.

     DIRECTOR COMPENSATION COMMITTEE. The directors who serve on the Director Compensation Committee are J. Downey Bridgwater and George Martinez. The primary function of the Director Compensation Committee is the administration of the Company's Director Stock Plan. The Director Compensation Committee met once during 1998.

     SERVICE QUALITY COMMITTEE. The directors and director nominees who serve on the Service Quality Committee are J. Downey Bridgwater, Bruce J. Harper and Thomas A. Reiser. Bambi McCullough, Norm Miller and Bob Neyland, officers of the Company and/or Sterling Bank, also serve on the Service Quality Committee. The primary function of the Service Quality Committee is to monitor the Company's overall service quality. The Service Quality Committee met four times in 1998.

     ASSET QUALITY COMMITTEE. The directors and director nominees who serve on the Asset Quality Committee are J. Downey Bridgwater, James M. Clepper and Walter P. Gibbs, Jr. Daryl Bohls, Phil Montgomery and Charles M. Neff, Jr., officers of the Company and/or Sterling Bank, also serve on the Asset Quality Committee. The primary function of the Asset Quality Committee is to provide oversight and guidance with respect to the Company's loan portfolio, lending practices, and loan review program, and to monitor compliance with loan policies and procedures. The Asset Quality Committee met six times in 1998.

                            EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

     The following is a report from the Compensation Committee of the Board of Directors describing the policies pursuant to which compensation was paid to executive officers of the Company during 1998.

     The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. John H. Buck, Thomas McDade (advisory director), Steven F. Retzloff and Howard Tellepsen serve on the Compensation Committee. The Compensation Committee prepares a report which sets forth the components of the Company's executive officer compensation program and describes the basis on which the 1998 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company.

     The Company believes that compensation of its executive officers should reflect and support the Company's strategic goals, the primary goal being the creation of long-term value for the Company's shareholders while protecting the interests of the depositors of the Company's subsidiary banks. The Compensation Committee believes that these goals are best served by compensating its executive officers competitively with similarly situated executive officers in the banking industry and rewarding individuals for outstanding contributions to the Company's success.

     Under the guidance of the Compensation Committee, the Company currently employs a base salary structure in concert with an incentive compensation program which closely aligns compensation with the Company's financial performance. The base salary levels are determined through comparisons of salary levels of executive officers of banking organizations of similar size.
In addition, the Compensation Committee takes into account individual experience and performance and specific issues particular to the Company.

     The Company, following the recommendation of the Compensation Committee, has adopted an incentive compensation program (the "Incentive Program") primarily for officers of its subsidiary banks, including the named executive officers of the Company. The Incentive Program, the components of which are reviewed annually by the Compensation Committee, provides that officers will receive incentive compensation equal to a designated percentage of the Company's earnings in excess of earnings needed to provide a minimum specified return on equity ("ROE"). Since 1995, this minimum threshold of earnings has been a 12% ROE, with 27% of earnings above the 12% ROE threshold being used to fund the Incentive Program. Ninety percent of the incentive compensation fund is allocated among all of the officers based on a point system relating to salary, level of responsibility, individual performance and, where applicable, bank office and departmental performance. The remaining ten percent is allocated among non-officer employees based on bank office, departmental and individual performance.

     In addition, each of the named executive officers participates in the Company-wide employee savings plan (the "Savings Plan"), which includes matching of employee contributions and profit sharing contributions by the Company. The Board of Directors determines the amount, presently set at 10% of net earnings before taxes, to be contributed to the Savings Plan on behalf of the participants with respect to a given taxable year. Quarterly, the Company matches with Common Stock of the Company one-half of each employee's contributions to the Savings Plan up to 6% of the employee's deferred salary contributions to the Savings Plan. Profit sharing contributions, which are applied first to matching contributions, are allocated to participant accounts based on the ratio which the compensation of each participant bears to the compensation of all participants eligible to participate in the Savings Plan. In 1996, the Company adopted the Sterling Bancshares, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") to enable eligible participants, including the named executive officers of the Company, to make and receive contributions on a tax deferred basis which are otherwise precluded from being credited to their Savings Plan accounts under applicable regulations of the Internal Revenue Service.

     Compensation for each of the named executive officers, as well as other senior executives, consists of a base salary and incentive compensation. The Committee will continue to monitor the salary levels of the named executive officers to ensure that the components of compensation are consistent with the Company's objectives. Generally, the amounts received by the named executive officers from the Incentive Program exceeded 20% of their 1998 compensation. The amounts contributed by the Company to the Savings Plan and the Deferred Compensation Plan accounts of the named executive officers for fiscal year 1998 totaled $105,043.

     Finally, each of the named executive officers may be selected to participate in the Company's 1994 Stock Incentive Plan. During 1998, pursuant to the Stock Incentive Plan, options for the purchase of 48,567 shares of the Company's Common Stock were granted to J. Downey Bridgwater in connection with his appointment to the position of President of the Company. Each of the other named executive officers were previously awarded options under the Stock Incentive Plan.

     In reviewing the 1998 compensation of Mr. Martinez, the Company's Chairman, the Compensation Committee reviewed his compensation history, executive compensation survey data, and comparative performance information. Based upon such information, the Compensation Committee determined that a base salary adjustment was warranted and set Mr. Martinez' salary for 1998 at $220,000, a 13% increase over 1997. Mr. Martinez participates in the Incentive Program along with all other officers. From the Incentive Program in 1998, Mr. Martinez earned a bonus of $64,801 resulting in 23% of his 1998 compensation being dependent on the financial performance of the Company. The amount contributed by the Company to the Savings Plan and Deferred Compensation Plan accounts of Mr. Martinez in fiscal year 1998 was $34,302. The Compensation Committee believes that Mr. Martinez' total compensation is reasonable and competitive based upon compensation survey data and comparative performance information.

Date:  March 15, 1999                            Compensation Committee:
                                                 ----------------------
                                                 John H. Buck
                                                 Thomas McDade
                                                 Steven F. Retzloff
                                                 Howard Tellepsen



COMPENSATION COMMITTEE INTERLOCKS

     During 1998, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or
(iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Composite Index and the NASDAQ
Bank Index for the period between December 31, 1993 and December 31, 1998. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance. The information on the Company's Common Stock has been adjusted to reflect the three-for-two stock splits (effected as stock dividends) that were implemented in 1995, 1996, 1997 and 1998.


                    COMPOSITE OF CUMULATIVE TOTAL RETURN *
STERLING BANCSHARES, INC., THE NASDAQ COMPOSITE INDEX AND THE NASDAQ BANK INDEX




                             [CHART APPEARS HERE]




                                          12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
                                          --------    --------    --------    --------    --------    --------
Sterling Bancshares                       $ 100.00    $ 124.18    $ 125.32    $ 188.91    $ 309.29    $ 378.54
NASDAQ Composite Index                      100.00      114.75      111.08      155.42      190.71      202.15
NASDAQ Bank Index                           100.00      129.37      130.80      189.41      238.95      302.17

* Assumes that the value of the investment in Sterling Bancshares, Inc., and each index, was $100 on December 31, 1993 and that all dividends were reinvested.

                          SUMMARY COMPENSATION TABLE

     The following table sets forth for 1998, 1997 and 1996 the compensation of
(i) the Chief Executive Officer of the Company and (ii) the other four most highly compensated executive officers of the Company or its bank subsidiaries who were serving as executive officers at the end of 1998.

                          SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                    Annual Compensation (1)                Compensation                 All
             Name and                             -----------------------------            ------------                Other
        Principal Position        Year             Salary               Bonus            Stock Options (2)        Compensation (3)
-----------------------------     ----            --------             --------          -----------------        ----------------
George Martinez                   1998            $220,000              $64,801                   0                   $34,302
   Chairman and Chief             1997             195,000               87,782                   0                    33,762
   Financial Officer              1996             172,000               64,745              90,261                    32,051

J. Downey Bridgwater (4)          1998            $150,000              $42,052              48,564                   $23,215
   President                      1997             106,000               38,908               4,041                    17,986
                                  1996             100,000               15,630              25,313                    16,097

Daryl D. Bohls                    1998            $120,000              $35,132                   0                   $17,673
   Chief Credit Officer of        1997             114,400               49,987                   0                    21,003
   Sterling Bank                  1996             110,500               37,756               2,250                    19,767

Glenn W. Rust                     1998            $120,000              $34,414                   0                   $18,801
   Executive Vice President       1997             106,000               45,865               2,933                    17,977
                                  1996             100,000               40,714               1,110                    18,421

Michael A. Roy (5)                1998            $100,000              $28,185                   0                   $17,052
   Senior Vice President and      1997              95,000               30,528               5,787                    12,075
   General Counsel                1996              27,708                    0              20,520                         0

________________

(1) Other annual compensation provided to the named executive officers during 1998, 1997, or 1996 did not exceed the disclosure requirements of the rules promulgated by the Securities and Exchange Commission.

(2) Adjusted to reflect the three-for-two stock split that was effected on February 20, 1998.

(3) The amounts in this column reflect the Company's contribution to the Employee Savings Plan of the named executive officers during 1998, 1997 and 1996, together with the Company's contribution for 1998 and 1997 to their 401(k) plan matching accounts and their Deferred Compensation Plan accounts. Such amounts, however, do not include (i) trust forfeitures occurring under the terms of the Employee Savings Plan, (ii) earnings on the undistributed balances held pursuant to the Employee Savings Plan for the benefit of participants, or (iii) term life insurance premiums paid by the Company for the benefit of the named executive officers. The amount of such life insurance premiums for 1998 were as follows, with comparable amounts having been paid in prior reported periods: Martinez ($504), Bridgwater ($459), Bohls ($399), Rust ($399), and Roy ($333).

(4) Mr. Bridgwater was appointed President of the Company and Sterling Bank on December 29, 1997. From January 1, 1996 to December 28, 1997, Mr. Bridgwater served as the Office CEO of Sterling Bank's Memorial Office.

(5) Mr. Roy was not an officer, director or employee of the Company prior to joining Sterling Bank on September 16, 1996.

                              STOCK OPTION PLANS

     The Company maintains the 1994 Stock Incentive Plan (the "Stock Incentive Plan") for all of its officers and key employees which is administered by the Compensation Committee. The Board of Directors recommended and the shareholders of the Company approved the amendment and restatement of the Stock Incentive Plan (the "Amended

Plan") at the 1998 Annual Meeting of Shareholders. An aggregate of 2,000,000 shares are presently issuable under the Amended Plan prior to its termination in April 2004. During 1998, stock options covering approximately 225,000 shares of the Company's stock were issued to 68 officers.

OPTION GRANTS TABLE

        The following table sets forth information concerning the grant of stock options during 1998 to the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR



                                                                   INDIVIDUAL GRANTS
                                -------------------------------------------------------------------------------------------
                                                                                                     POTENTIAL REALIZABLE
                                 NUMBER OF         PERCENTAGE                                          VALUE AT ASSUMED
                                SECURITIES          OF TOTAL                                         ANNUAL RATE OF STOCK
                                UNDERLYING          OPTIONS                                         PRICE APPRECIATION FOR
                                  OPTIONS          GRANTED TO         EXERCISE                         OPTION TERM($)(3)
                                 GRANTED           EMPLOYEES           PRICE      EXPIRATION        -----------------------
NAME                           (SHARES) (1)        IN 1998(2)         ($/SHARE)       DATE            5%            10%
--------------------           ------------        ----------         ---------   ----------        ------        ------
George Martinez                      -                  -                -              -               -              -
J. Downey Bridgwater            48,564                 22%            $13.55        12/31/07        $413,580     $1,048,092
Daryl D. Bohls                       -                  -                -              -               -              -
Glenn W. Rust                        -                  -                -              -               -              -
Michael A. Roy                       -                  -                -              -               -              -

--------------

(1) The options granted in 1998 vest over four years at the rate of 25% per year on each anniversary of the date of grant.

(2) The Company granted options representing approximately 225,000 shares to officers in 1998.

(3) These amounts represent certain assumed rates of appreciation based on actual option term and annual compounding from the date of grant. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the stock appreciation amounts reflected in this table will be achieved.

OPTION EXERCISES AND YEAR-END VALUE TABLE

        The following table sets forth information concerning the exercise of stock options during 1997 by the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table, and the fiscal year-end value of unexercised options.

                     OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR-END OPTION VALUES



                                                                 NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED IN-THE-MONEY
                                                                      OPTIONS AT                        OPTIONS AT
                              SHARES                               DECEMBER 31, 1998                 DECEMBER 31, 1998 (2)
                            ACQUIRED ON        VALUE         -----------------------------     ---------------------------------
NAME                        EXERCISE (#)     REALIZED($)      EXERCISABLE    UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
---------------------       ------------     -----------     -------------  --------------     -------------     ---------------
George Martinez                 -               -              67,695            22,566          $772,961           $257,666
J. Downey Bridgwater           7,337         $42,375                2            64,254                15            204,488
Daryl D. Bohls                  -               -               9,906             1,125           132,279             10,047
Glenn W. Rust                   -               -              20,272             9,084           218,686             88,194
Michael A. Roy                  -               -              11,706            14,601            96,885            113,537

-----------------
(1) In accordance with the terms of the Amended Plan, Mr. Bridgwater exercised options in a cashless brokered transaction and received the value of the option shares in lieu of acquiring the shares underlying the options which he exercised.

(2) An option is "in the money" if the market value of the Common Stock underlying the option (based on the NASDAQ Stock Market closing price of $14.875 on December 31, 1998) exceeds the exercise price of the option.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company concerning persons who beneficially owned more than 5% of the outstanding Common Stock of the Company as of the Record Date. The table also shows information concerning beneficial ownership by all directors and director nominees, by each of the executive officers named in the Summary Compensation Table and by all directors and officers as a group. The number of shares beneficially owned by each director or officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual has the sole or shared voting power or investment power and also shares that the individual has the sole right to acquire within 60 days through the exercise of any stock option or right. Unless otherwise noted, each person listed below has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares listed.

                                              Shares                 Percent
        Name of Beneficial Owner         Beneficially Owned         of Class
        ------------------------         ------------------         --------
        A. F. Retzloff                         1,290,981 (1)         5.28%
        13955 FM 529
        Houston, Texas  77041

        Steven F. Retzloff                     1,165,641 (2)         4.77%
        Daryl D. Bohls                            65,053 (3)          *
        J. Downey Bridgwater                      21,247 (4)          *
        L. S. "Pat" Brown                          9,000              *
        John H. Buck                               6,449              *
        Charles I. Castro                        254,457             1.04%
        James M. Clepper                           5,388              *
        F. Richard Drake                         126,562              *
        Walter P. Gibbs, Jr.                     226,174 (5)          *
        Bruce J. Harper                            5,500              *
        Willis Hargrave                          142,897              *
        G. B. "Bert" Harrop                        9,789              *
        David L. Hatcher                           4,140              *
        Glenn H. Johnson                         203,381 (6)          *
        James J. Kearney                           6,168              *
        Paul Michael Mann, M.D.                  474,504 (7)         1.94%
        George Martinez                          745,298 (8)         3.05%
        Russell I. Orr                            40,368              *
        Christian A. Rasch                       810,400 (9)         3.32%
        Thomas A. Reiser                          12,775 (10)         *
        Raimundo Riojas                          262,110 (11)        1.07%
        Michael A. Roy                            14,326 (12)         *
        Glenn W. Rust                             21,689 (13)         *
        Howard T. Tellepsen, Jr.                   3,869              *
        Cuba Wadlington, Jr.                       3,918              *
        All directors and executive            4,769,845 (14)       19.53% (14)
        officers as a  group (19
        persons)

________________

        *    Indicates less than one percent.


(1) Includes 1,089,088 shares owned of record by Retzloff Industries, Inc., of which A.F. Retzloff is the Chairman of the Board, and 128,742 shares owned of record by the Georgia Rainey Retzloff Testamentary Trust, of which Mr. Retzloff is the trustee.

(2) Includes 1,089,088 shares owned of record by Retzloff Industries, Inc., of which Steven F. Retzloff is the controlling shareholder, President and CEO and 73,421 shares owned of record by the A.F. Retzloff Living Trust, of which Steven F. Retzloff is a trustee.

(3) Includes 2,628 shares held in an individual retirement account by Mr. Bohls' spouse, 3,767 shares held by Mr. Bohls as custodian for the benefit of his children, 1,687 shares that can be acquired pursuant to exercise of fully vested outstanding stock options (562 of which vested after December 31, 1998), and 451 shares which have been contributed by the Company to Mr. Bohls' 401(k) plan matching account.

(4) Includes 19,481 shares that could be acquired pursuant to exercise of fully vested outstanding stock options (19,479 of which vested after December 31, 1998) and 484 shares which have been contributed by the Company to Mr. Bridgwater's 401(k) plan matching account.

(5)  Includes 92,058 shares which are held of record by Mr. Gibbs' spouse.

(6) Includes 30,375 shares owned of record by the Elliott A. Johnson -- Grandchildren Trust, Glenn H. Johnson, Trustee; 30,375 shares owned of record by the Katherine M. Johnson Marital Trust, Glenn H. Johnson, Trustee; 121,500 shares owned of record by Katherine M. Johnson, Mr. Johnson's mother, and managed by Mr. Johnson under a power of attorney; and 8,981 held of record by Johnson & Wurzer, P.C., of which Mr. Johnson is the controlling shareholder.

(7) Includes 4,960 shares held by Dr. Mann as trustee under certain trusts, 30,180 shares held in certain trusts for the benefit of Dr. Mann's family, 34,282 shares held by a Mann family limited partnership, and 35,141 shares held of record by Dr. Mann's spouse.

(8) Includes 90,261 shares that could be acquired pursuant to exercise of fully vested outstanding stock options (22,566 of which vested after December 31, 1998) and 610 shares which have been contributed by the Company to Mr. Martinez' 401(k) plan matching account.

(9) Represents shares owned of record by either Sucsova Investments Corp. or Multiflora International, Inc., companies owned by Mr. Rasch and other members of his family.

(10) Includes 1,500 shares held of record by Technical Risks, Inc., of which Mr. Reiser is the principal shareholder.

(11) Includes shares owned by Glencox Investments, Inc., which is principally owned and controlled by Mr. Riojas.

(12) Includes 13,153 shares that can be acquired pursuant to the exercise of fully vested outstanding stock options (1,447 of which vested after December 31, 1998) and 173 shares which have been contributed by the Company to Mr. Roy's 401(k) plan matching account.

(13) Includes 21,282 shares that can be acquired pursuant to the exercise of fully vested outstanding stock options (1,010 of which vested after December 31, 1998) and 407 shares which have been contributed by the Company to Mr. Rust's 401(k) plan matching account.

(14) Includes issued and outstanding shares that are beneficially owned as of the Record Date and shares issuable upon the exercise of (i) fully vested outstanding stock options or (ii) stock options that vest within 60 days of the Record Date.


                             CERTAIN TRANSACTIONS

        Certain of the Company's officers and directors are, or have been in the past, customers of the Company's subsidiary banks and its predecessor banks, and some of the Company's officers and directors are directors, officers or shareholders of entities which are, or have been in the past, customers of such banks. As such customers, they have had transactions in the ordinary course of business with such banks, including outstanding loans. All such loans were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than a normal risk of collectability or present any other unfavorable features. All credit transactions involving officers and directors, either of the Company or Sterling Bank, are reviewed and approved by the Loan Committee of Sterling Bank and are disclosed and reviewed monthly in the meetings of the Board of Directors of Sterling Bank.


                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Company selected Deloitte & Touche LLP as its independent audit firm for fiscal year 1998. Deloitte & Touche LLP has served as the Company's independent audit firm since 1988. Representatives of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement at the Meeting if they desire to do so. They will also be available to respond to appropriate questions of shareholders at the Meeting.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and holders of more than 10% of the Company's outstanding Common Stock are required to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

     Due to inadvertence in connection with small transactions involving the Company's Common Stock, one executive officer and two directors, Messrs. Bohls, Retzloff and Harper, did not timely file reports on Form 4 to reflect changes in their beneficial ownership during 1998. Upon discovery of such inadvertent omission, all such transactions have been reported to the SEC. Based solely upon the information provided to the Company by its directors, executive officers and ten percent beneficial owners, the Company believes that all other filings required under Section 16(a) of the Exchange Act have been made.

       SHAREHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any proposal of shareholders to be included in the Company's proxy statement relating to the Company's 2000 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices no later than December 24, 1999; such proposal must also have complied with the Company's Restated By-laws and Rule 14a-8 if the proposal is to be considered for inclusion in the Company's proxy statement for such meeting. The Company must receive notice of any shareholder proposal to be brought before the meeting outside the process of Rule14a-8 at the Company's principal executive offices not less than 45 days nor more than 180 days prior to the meeting; provided, if the Company gives notice or prior public disclosure of the date of the annual meeting less than 50 days before the meeting, such shareholder's notice must be received not later than the close of business on the seventh day following the date on which the Company's notice of the date of the annual meeting was mailed or public disclosure made. The form of such shareholder notice must also comply with the Company's Restated By-laws. Shareholder proposals should be submitted to the Secretary of the Company at 15000 Northwest Freeway, Houston, Texas 77040.

                                 OTHER MATTERS

     The management of the Company knows of no other matters which may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.


                                       By order of the Board of Directors,


                                       /s/ Michael A. Roy

                                       Michael A. Roy
                                       Secretary

                                    PROXY


                           STERLING BANCSHARES, INC.

            Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Shareholders' Meeting April 26, 1999

The undersigned, hereby revoking all prior proxies, hereby appoints George Martinez and Michael A. Roy, and each of them, his true and lawful agents and proxies, with full and several power of substitution, to represent and to vote all the shares of Common Stock of STERLING BANCSHARES, INC. standing in the name of the undersigned, and with respect to which the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders of STERLING BANCSHARES, INC. to be held on April 26, 1999 at the Doubletree Hotel at Post Oak, 2001 Post Oak Boulevard, Houston, Texas 77056, and at any adjournment(s) thereof, on all matters coming before the meeting.

          (change of address)

___________________________________              PLEASE MARK, SIGN, DATE
___________________________________             AND RETURN THE PROXY CARD
___________________________________               PROMPTLY BY USING THE
___________________________________                 ENCLOSED ENVELOPE.
(If you have written in the above
space, please mark the corresponding
box on the reverse side of this card.)

                                  SEE REVERSE
                                     SIDE
--------------------------------------------------------------------------------

                           STERLING BANCSHARES, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


1a.  Election of Seven Class I Directors for a three year term          For    Withhold  For All
     ending at the 2002 Annual Meeting of Shareholders,                 All       All    (Except Nominee(s) written below)
     Nominees:  L.S. "Pat" Brown, Charles I. Castro, Walter P.          [ ]      [ ]       [ ]   __________________________________
     Gibbs, Jr., Paul Michael Mann, M.D., Christian A. Rasch,
     Thomas A. Reiser, and Howard T. Tellepsen, Jr.                          2.  In their discretion, the proxies are authorized to
                                                                                  vote upon other business as may properly come
1b.  Election of Four Class II Directors for a one year term                      before the meeting or adjournment thereof. Either
     ending at the 2000 Annual Meeting of Shareholders.                           of the proxies or their respective substitutes,
     Nominees: F. Richard Drake, G. Bert Harrop, David L.                         who shall have and may exercise all the powers
     Hatcher, and Russell Orr.                                                    hereby granted.

1c.  Election of Two Class III Directors for a two year term                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL
     ending at the 2001 Annual Meeting of Shareholders.                      1 AND UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXY
     Nominees: Willis Hargrave and Glenn H. Johnson.                         WILL BE VOTED FOR THE PROPOSAL.

                                                                                          Change of Address [ ]

                                                                                          Dated:________________________, 1999

                                                                                          Signature(s)___________________________

                                                                                          _______________________________________
                                                                                          (Please sign exactly as name appears at
                                                                                          left. For joint accounts each joint owner
                                                                                          should sign. Executors, administrators,
                                                                                          trustees should also indicate when
                                                                                          (signing.)
-----------------------------------------------------------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

              PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT
                           IN THE ENCLOSED ENVELOPE









4481--Sterling Bancshares, Inc.